PROBABILITIES VIT FUND

(a series of Northern Lights Variable Trust)

Supplement dated December 1, 2015

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2015

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Princeton Fund Advisors, LLC (“Princeton”) has notified the trustees of the Northern Lights Variable Trust that it will resign as a co-adviser to the Probabilities VIT Fund (the “Portfolio”) effective December 14, 2015. Accordingly, all references to Princeton shall be deleted as of that date. Probabilities Fund Management, LLC will continue to serve as investment adviser to the Portfolio.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.